U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported) February 10, 1999
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                          WHITEHALL ENTERPRISES, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                                     75-2274730
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(State of Other Jurisdiction of           (I.R.S. Employer Identification No.)
Incorporation or Organization)

                 801 Brickell Avenue, 9th Floor, Miami, Florida 33131
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            (Address of Principal Executive Offices) (Zip Code)

                                (904) 409-0200
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                (Issuer's Telephone Number, Including Area Code)


                      Total World Telecommunications, Inc.
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          (Former name or former address, if changed since last report)




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ITEM  4. Changes in Registrant's Certifying Accountant.

On June 1997 the Company's independent certified accountants, Millward & Co. LLP resigned. The opinion of Millward & Co. LLP on the financial statements of the Company for each of the years ended September 30, 1996, did not contain any disclaimer of opinion or modification as to audit scope, or accounting principles, however, their report included a paragraph as to the uncertainty of the Company's ability to continue as a going concern.

During the year ended September 30, 1996, there were no disagreements with Millward and Co., LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      WHITEHALL ENTERPRISES, INC.



                                      By: /s/ Luis Alvarez
                                         ---------------------------
                                         Luis Alvarez - President


Dated: February 10, 1999


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